THIS AMENDMENT is made effective the 30th day  of September, 2013.  BETWEEN:

CENTURY  CASINOS EUROPE GmbH

(registered in Alberta as an extra-provincial corporation under the assumed name, Century Casinos Europe LLC

- and –

UNITED HORSEMEN OF ALBERTA INC.

(the "Borrower")

RECITALS:

A.Century Casinos Europe LLC and Borrower entered into a Credit Agreement made effective October 25, 2012;

B.        Borrower has advised the Lender that costs for the REC Project have increased and

Borrower has requested additional financial assistance from the Lender;

C.        Century Resorts Alberta Inc., an affiliate of Century Casinos Europe LLC, is in the process of establishing a line  of credit with BMO Bank of Montreal so as to enable Century Resorts Alberta Inc. to fund advances under Loan B, as defined herein;

D.        The parties now wish to amend certain terms and provisions contained in the Credit

Agreement.

IN CONSIDERATION OF THE FOREGOING and of the mutual covenants set out below, the parties agree as follows:

ARTICLE 1

DEFINITIONS

1.1Capitalized terms not otherwise defined in this Agreement have the meanings ascribed to them in the Credit Agreement.

ARTICLE 2

AMENDMENTS TO CREDIT AGREEMENT

2.1      The following definitions are added to Article 1.1 of the Credit Agreement:

"Amendment" means  the amendment agreement entered into  between  the Lender and Borrower dated November 29,   2013,  together  with   all  Schedules  attached thereto and forming part thereof.

“BMO” means BMO Bank of Montreal;

“CCEL” means Century Casinos Europe LLC; “CRAI” means Century Resorts Alberta Inc.;

“Lender” means CCEL while it remains the sole lender under the Credit Agreement, as amended, and  shall mean both CCEL and CRAI, upon CRAI’s participation as provided for in Article 17;

2.2The  following   definitions  in   Article   1.1  of   the   Credit  Agreement   are   amended   and replaced with the following:

“Converted Equity” means the Class “A” Common Shares in the capital stock of  the Borrower issued to the Lender upon the Lender’s exercise of its option to convert Indebtedness, in accordance with this Credit Agreement;

"Interest"  or  “interest”  means (a)  in   respect   to  Loan  A,   subject   to   availability,  a  variable rate of interest, determined monthly as at or about 11:00 a.m. (London, England time)  on  the  last  Business  Day  of   each  calendar  month,  equal  to  the  one  month Canadian dollar British Bankers’ Association London Interbank Offered Rate (BBA LIBOR) quoted to the Lender  from time to time and at any time by BMO (or such other bank as the Lender may select) plus 8.0%, per annum, and such rate shall apply commencing  the  next  following  day   to  and  including  the  last   business   day    of   the calendar month following the month in which the rate was determined. For illustration, the applicable BBA LIBOR rate as of  July 31, 2012 was 1.09% and the resulting interest rate payable hereunder for the period August 1, 2012 through to and including August

31, 2012 is 9.09% per annum.  A  statement or statements in writing, made by a person authorized by the Lender as to the applicable rate  of interest, from time to time, shall be final and conclusive proof thereof during the operative time of the statement and shall not be open  to dispute or challenge by the Borrower, or any other party adverse in interest to the Lender; and (b) in respect to Loan B, the per annum interest rate, charged by BMO to the Lender, as may be amended from time to time.

“Loan A” means the Lender’s loan to the Borrower up to a maximum of $13,000,000.00 on a non-revolving basis, for the exclusive use of developing and operating the REC Project.

“Loan B” means the Lender’s loan to the Borrower up to a maximum of $11,000,000.00 on a non-revolving basis, for the exclusive use of developing and operating the REC Project.

"Loan” or “Loans" means all loans, including Loan A and Loan B and other financial assistance provided by the Lender to Borrower, which the parties hereby agree shall be governed by this Credit Agreement, including  the loans described in Article 3, together with any other financial assistance which may subsequently be provided by the Lender to Borrower, all as may be amended, replaced or made available from time to time.

2.3Article 3.1 of the Credit Agreement is amended and replaced with the following:

“3.1 Subject to the provisions of the Credit Agreement, the Lender agrees to make Loan A and Loan B available to Borrower, provided that Loan B will only be advanced after the Lender has fully advanced Loan A to the Borrower or to the Borrower’s credit.”

2.4Article 4.1 of the Credit Agreement is amended and replaced with the following:

“4.1 Borrower will requisition from the Lender, Loan advances from time to time in accordance  with   and  so  as  to   fund   prosecution   of   the  work   described   in   the Development Schedule, as applicable. The Lender may, from time to time, require Borrower to deposit any and all Loan advances, including Loan advances that may subsequently  become  Converted Equity,   into   such  bank   account(s)   owned   by Borrower having such controls on Borrower’s ability to thereafter disburse such funds as the Lender in its sole discretion deems satisfactory, including a requirement that funds in excess of $25,000.00 may only be paid from such account(s) if authorized by the signature of an officer of director of Borrower appointed by the Lender.”

2.5Articles 5.1, 5.2, 5.3, 5.6 and 5.10 of the Credit Agreement are amended and replaced and Article 5.11 is added, all as follows:

“5.1 Borrower shall repay the Loans, together with  Interest and all other charges applicable to such Loans, as the case may be, in accordance with the terms and conditions herein contained, and as the Lender may direct from time to time.

5.2 Interest shall accrue on the Loans from the date of each advance, calculated daily, compounded monthly and interest will be payable quarterly, in arrears, with the first such payment commencing June 30, 2014, and every three months thereafter, not in advance, both before and after maturity, demand, default and judgment.

5.3 All Loans other than Loan B Loans shall be repaid by equal, consecutive, quarterly payments with the first such payment being due the earlier of (i) 90 days after the date of Full Operation, or (ii) October 1, 2015, and every three months thereafter, in an amount sufficient to ensure repayment in full of each Loan over a period of five years from the date of the initial advance on such Loan. The entire Indebtedness shall, in any event, be fully paid within five years from the date of the initial advance on Loan A.

5.6 Without limitation, the Borrower shall pay interest (a) on that part of the Indebtedness directly attributable to Loan A at the rate applicable to Loan A, and (b) on that part of the Indebtedness directly attributable to Loan B at the rate applicable to Loan B. For any part of the Indebtedness that is not directly attributable to either Loan A or Loan B, the

Borrower shall pay interest on such amount at the highest rate payable hereunder.

5.10 Upon payment or extinguishment in full of Loan  A, compensation based on 1.0% of EBITDA shall terminate, provided that all such compensation accrued to that time shall remain due and payable.

5.11 With respect to Loan B:

(a) the Borrower acknowledges that (i) the Lender intends to borrow the funds that it will thereafter loan to Borrower under Loan B, (ii) the Lender intends to borrow such funds from time to time, as and when needed, from BMO pursuant to a written loan agreement with BMO, as may be amended from time to time, and  (iii) the Lender will incur Interest and other costs in connection with the Lender’s borrowing of such funds;

(b) Borrower agrees to provide or cause to provide the Lender and BMO with such information and other things as the Lender shall request from time to time so as to satisfy BMO’s loan requirements, including, without limitation, written acknowledgements and subordination agreements from Borrower’s shareholders, directors and contractors as may be requested;

(c) Borrower hereby agrees to pay the Lender  Interest and such other costs that the Lender may incur and become liable for from time to time, all with the intent that Borrower shall fully indemnify and save the Lender harmless from and against any and all Interest and other costs that the Lender may  be charged by BMO in respect to Loan B;

(d) Borrower shall, in addition, pay the Lender on demand, an  aggregate administrative fee equal to 2.0% of all those amounts referred to in section

5.11(c) hereof, such administrative fee to paid concurrently with each payment of principal and/or interest under section 5.11(e) hereof; and

(e) All Loan B Loans shall be repaid, both as to principal and Interest, at the same times and in the same manner as such repayment is required by the terms of the loan that the Lender is obtaining from BMO as referred to in section

5.11(a) hereof.”

2.6Articles 6.1, 6.2 and 6.3 of the Credit Agreement are amended and replaced with the following:

“6.1 From time to time, commencing at any time after that date which is ten (10) days after the first advance of any Loan which is made after September 30, 2013, the Lender shall have the continuous ongoing irrevocable right to exchange all or any part of the Indebtedness to Converted Equity on the basis of $119.44 of Indebtedness for one Class “A” Common Share in the capital stock of the Borrower.

6.2 Notwithstanding anything set out herein, Borrower shall not, without the Lender’s prior written consent, make payment so as to reduce the Indebtedness (nor shall the Lender be obligated to accept receipt thereof),  if following such payment, the Lender would be unable to convert the remaining Indebtedness into not less than 51%, in  the aggregate (but excluding any shares held by Century or to which it is entitled and which are not Converted Equity, such as the shares contemplated by section 16.1 hereof), of Borrower’s   authorized   and   outstanding   Class   “A”   Common   share   capital   after conversion.

6.3 The Lender shall not be entitled to convert more Indebtedness than will result in the Lender holding after any conversion, in the aggregate, 75% of Borrower’s authorized and outstanding Class “A” Common share capital. All shares then held by Lender in the capital of Borrower, including those shares contemplated by section 16.1 hereof, shall be included in calculating such aggregate amount. Any remaining unconverted Indebtedness shall remain a debt due to the Lender and be payable in accordance herewith.

6.4 The Lender may exercise its conversion rights hereunder from time to time by delivery of written notice to Borrower at the address referred to herein. The conversion privilege referred to herein shall be separable and transferable by the Lender to any affiliate or subsidiary of the Lender or successor to the Lender.

6.5 Borrower acknowledges the directors of Borrower have authorized (a) the issuance of the conversion options referred to herein and (b) the immediate issuance of the

Converted Equity upon the Lender’s exercise, from time to time, of the conversion options.”

2.7Article 10.1(a) and (z) of the Credit Agreement are amended and replaced with the following:

“10.1 Borrower shall not, without the prior written consent of the Lender

(a)	Make any single expenditure in excess of $25,000.00.

(z) conduct any banking business with a financial institution other than BMO at 340 – 7th Avenue SW, Calgary AB T2P 0X4.”

2.8Article  11.1(d)  of   the  Credit  Agreement  is   hereby   amended  and  replaced   with  the following:

“11.1(d) If the REC Project is not at Full Operation, as determined by the Lender acting reasonably, by December 30, 2014, or such later date as the Borrower may elect to extend such date in compliance with the Ground Lease, for reasons not caused by the Lender.”

2.9The following Article 16 – Share Issuance, is added to the Credit Agreement:

“16.1 Borrower acknowledges (a) CCEL has taken steps to arrange for Loan B to be made to Borrower, (b) receipt from CCEL of the share subscription for 5,755 Class “A” Common Shares in the capital stock of Borrower,  in the form attached as Schedule ”G” hereto,  (c) receipt from CCEL of the additional consideration referred to in the share subscription form, (d) the directors of the Borrower have authorized the issuance of the shares subscribed for by CCEL and that such shares have been fully paid for and will immediately after issuance, represent 15% of all the issued and outstanding capital stock of Borrower.  Borrower agrees to cause the shares referred to herein to be issued as fully paid not later than ten (10) days after the date of the first advance of any Loan which is made after September 30, 2013.”

2.10The following Article 17 – Participation, is added to the Credit Agreement:

“17.1 CCEL is entitled to permit CRAI to participate in making Loans to Borrower and in such case (a) CCEL shall act as agent for CRAI, (b) reference to the Lender in the Credit Agreement, as amended, and in the Securities, shall refer to CCEL, acting as agent for and on behalf of itself and CRAI, (c) CCEL will hold all present and future Securities as agent for and on behalf of itself and CRAI, (d) CCEL will disburse Loan advances and collect Indebtedness for CCEL’s account and for the account of CRAI, as applicable, (e) CCEL may disclose any and all financial and other information about Borrower to CRAI. The Borrower hereby acknowledges and consents to the foregoing.”

2.11The Development Schedule is amended and replaced with that attached hereto as

Schedule “A-1”.

2.12The  Conversion   Options  attached  as  Schedule  “F”  to  the  Credit  Agreement   are amended and replaced with those attached hereto as Schedule “F-1(a)”, and  “F-1(b).

2.13Article 9.1(p) of the Credit Agreement is amended and replaced with the following:

“Borrower shall maintain its operating account at BMO at 340 – 7th Avenue SW, Calgary

AB T2P 0X4.

ARTICLE 3

ADDITIONAL SECURITY

3.1      As additional partial and collateral Security for the due repayment of the Indebtedness by the Borrower to the Lender, the Borrower agrees to execute and deliver or otherwise cause to be provided to the Lender, the following additional documents, all in  form satisfactory to the Lender:

(a)Amended Voting and Lock-Up Agreements with shareholders of Borrower;

(b)Conversion Options from Borrower, permitting Lender to convert debt  to equity in the forms attached as Schedule “F-1” hereto;

(c)Amendment  to  Mortgage   of   Leasehold  Interest  increasing  principal  amount secured to not less than $24,000,000.00;

(d)Amendment to Leasehold Acknowledgement Agreement among the Lender, the

Borrower and 1685258 Alberta Ltd; and

(e)Such additional securities, amendments to existing Securities, and any other documents (including, without limitation, direction to pay, resolutions, certificates, opinions and other supporting documents from Borrower, shareholders or others) as the Lender or BMO Bank of Montreal may require or deem necessary or advisable in connection with this Amendment, the Credit Agreement and any present or future Security.

ARTICLE 4

ADVANCES

4.1      In addition to and not in substitution for any similar or like requirement contained in the Credit Agreement, and notwithstanding anything set out herein or elsewhere to the contrary, the Lender shall not in any circumstances be bound to make any advances whatsoever pursuant to any Loan in any amounts or to advance any amount stated as secured pursuant to any  of the Securities until it has satisfied itself as to the following:

(a)The Lender has entered into a forbearance agreement with Borrower on terms the Lender in its sole discretion deems satisfactory, by September 30, 2013;

(b)The Lender has received such documents as it in its sole discretion deems satisfactory,  confirming   that  1369454  Alberta   Ltd.  has  dismissed  Court  of Queen’s Bench Action No. 1201-02650 against Borrower and has released Borrower from those matters alleged in such court action, by August 31, 2013;

(c)The Lender, or its affiliate, has received from BMO a signed term sheet, credit agreement amendment and related security documents, providing for not less than $11,000,000.00 of additional financing from BMO, all on such terms as the Lender in its sole discretion deems satisfactory, by  December 1, 2013;

(d)The  Lender   has  received   a   copy   of   Borrower’s   audited financial  statements prepared by BDO Canada LLP  for the period ending January 31, 2013, together with profit and loss statement, cash budget and capital expenditures forecast for the current fiscal year, all in a  form the Lender in its sole discretion deems satisfactory, by September 30, 2013;

(e)The  Lender  has  received   a   copy  of   an  amendment  to  the  lease  condition agreement made October 1, 2012 between 1685258 Alberta Ltd and Borrower extending the date in 2.1(c) thereof from August 15, 2013 to February 28, 2014, all in a form the Lender in its sole discretion deems satisfactory, by September

30, 2013;

(f)        The Lender has received a copy of an amendment to the Purchase Agreement, extending the date for Construction, as defined therein, to September 30, 2014, and otherwise all in a form the Lender in its sole discretion deems satisfactory, by September 30, 2013;

(g)The Lender has received a copy of an amendment to the Ground Lease, all in a form the Lender in its sole discretion deems satisfactory, by September 30, 2013;

(h)The Lender has received a copy of a loan agreement between Lynn Chouinard, as lender, and Borrower, all  in a form the Lender  in its sole discretion deems satisfactory, whereby Lynn Chouinard agrees to advance $335,470.55 to the Borrower, by October 1, 2013;

(i)The Lender has received a copy of a loan agreement between Gran Sabana Investments Ltd., as lender, and Borrower, all in a  form the Lender in its sole discretion deems satisfactory, whereby Gran Sabana Investments Ltd. agrees to advance $35,470.55 to the Borrower, by November 1, 2013;

(j)The Lender has received such documents as it in its sole discretion deems satisfactory, confirming the directors and, to the extent necessary, the shareholders of Borrower have approved of this Amendment and all matters contemplatedherein   in   accordance   with   the   Unanimous   Shareholders Agreement and as otherwise required at law, by November 7, 2013;

(k)The Lender has received such documents as it in its sole discretion deems satisfactory, confirming the security interest registered against Borrower as #

08121812442, presently in favor of HSBC Bank Canada, has been discharged, by September 30, 2013 or such later dated as the Lender and the Borrower agree upon;

(l)The Lender has received such documents as it in its sole discretion deems satisfactory, confirming the removal and discharge of instrument #7040AM from the fee simple title to the Lands, by September 30, 2013 or such later dated as the Lender and the Borrower agree upon;

(m)The  Lender  has  received,  other  than  in   respect  of   the  CRA   Dispute,  such documents as it in its sole discretion deems satisfactory, confirming all amounts owed to applicable taxing authorities have been paid up to date or confirming all collection, garnishment and enforcement action against Borrower has ceased, have agreed to allow Borrower to delay payment of all amounts owed, have released and otherwise permitted Borrower to fully utilize its bank accounts, and have entered into structured payment plans with Borrower to permit payments of outstanding amounts over time, by August 31, 2013; provided that in respect of the CRA Dispute, this condition precedent to advances shall be that:

(i)by that date which is five business days after the first advance of Loan A which occurs after September 30, 2013, the Borrower has duly and punctually paid all amounts owing to Canada Revenue Agency (including any amounts owing in respect of the CRA Dispute);

(ii)by that date which is five business days after BMO and the Lender have each signed a definitive term sheet as to the terms of the BMO loan referred to in section 5.11(a) hereof, the Borrower has duly and punctually paid all amounts owing to provincial taxation authorities (including any amounts owing in respect of the CRA Dispute); and

(iii)by each such deadline in (i) and (ii) above agrees to provide evidence to the Lender, satisfactory to the Lender in its sole discretion, that such amounts have been paid and that the CRA Dispute has thereby been fully and finally resolved.

“CRA Dispute” means the Borrower’s dispute with Canada Revenue Agency and provincial taxation authorities in respect of the Borrower’s taxation years ended January 31, 2009 to January 31, 2013 inclusive.

(n)The Lender has entered into amending agreements, on terms the Lender in its sole discretion deems satisfactory, with each shareholder of the Borrower that previously entered into a voting and lock-up agreement with the Lender, or such lesser number of shareholders as the Lender in  its sole discretion may agree  to, confirming such shareholders agree to jointly pay Borrower (from any and all proceeds such shareholders may now or in future become entitled to  from Borrower) all sums paid or payable by Borrower in connection with (i) 1369454

Alberta Ltd.’s Court of Queen’s Bench Action No. 1201-02650 against Borrower, (ii) all amounts presently past due and owed by Borrower to applicable taxing authorities,   together  with   related  interest,  penalties   and  costs,  and  (iii)  all amounts presently owed by Borrower to its shareholders (other than amounts owed  by Borrower to Lynn Chouinard and Gran Sabana Investments Ltd. contemplated in the loan agreements referred to herein), by September 30, 2013;

(o)Four nominees of the Lender shall have been duly elected to and be on the

Borrower’s board of directors;

(p)Such other documents, securities, assurances, certificates, consents, statutory declarations, by-laws, opinions, and resolutions as the Lender in its discretion requires of any person, firm or corporation have been delivered to the Lender.

(q)Assurances in a form satisfactory to the Lender's solicitors, acting reasonably, have been provided by Borrower to confirm that all necessary corporate action has been taken by the Borrower in respect of this Amendment to ensure that the Credit Agreement, as amended hereby, and all of the Securities required to be delivered thereunder and hereunder are valid and binding obligations of the

Borrower;

(r)The Lender has, in its sole discretion, otherwise deemed all conditions precedent to advance have been satisfied;

(s)The Lender has received such documents as it in its sole discretion deems satisfactory, confirming Borrower has satisfied all obligations under and is otherwise in compliance with this Amendment;

(t)The Lender has received legal opinions from the solicitors for Borrower, in a form and substance satisfactory to the Lender, with respect to the capacity and power of the Borrower to enter into this Amendment, to execute the Securities, and other documentation required by the Lender, to perform its obligations hereunder and under the Securities and to such other matters as the Lender or its counsel may require.

ARTICLE 5

WARRANTIES AND REPRESENTATIONS

5.1Borrower hereby warrants and represents in favour of the Lender that:

(a)Neither the execution nor the delivery of this Amendment, nor the execution or delivery  of any  of the Securities, does or  will violate or constitute a default  under any agreement, declaration, trust deed, debenture, mortgage, indenture, bond, instrument, agreement, charter, bylaw, provision, statute, judgment, regulation or order of law to which Borrower is bound or by which any of its assets are bound or affected.

(b)The  Amendment   and  the   Securities,  insofar  as  they   pertain  to  Borrower, constitute legal, valid and binding obligations of Borrower, enforceable against it in accordance with their respective terms (except as such enforcement may be the subject of any  applicable bankruptcy, insolvency or similar laws generally affecting the enforcement of creditors’ rights and the discretion exercisable by the courts in granting equitable remedies, such as specific performance).

(c)The  Amendment  and  the   Securities  do  not  violate  any  of   the  provisions   of Borrower's constating documents or, to the best of Borrower's knowledge, any contracts, agreements, trust agreements, laws, regulations, orders, injunctions, judgements or decrees to which Borrower is subject.

(d)Borrower has not relied, nor shall it in the future rely, upon any written or verbal representations, warranties or agreements of the Lender, its officers, agents, employees or any other person in executing this Amendment, except such representations, warranties or agreements as are set out in this Amendment.

(e)Each of the warranties and representations made in the Credit Agreement, as amendedhereby,   are   true   and   accurate,   except   as   may   have   been communicated in writing by Borrower to the Lender prior to the date hereof.

(f)Borrower acknowledges that pursuant to its request, the Lender has made the following advances under Loan  A:

(i) $250,000.00 on October 25, 2012 to the escrow agent pursuant  to the escrow agreement made on or about September 25, 2012 between Borrower, the Lender and others, which funds have not yet been released to Borrower;

(ii) $50,000.00 on July 23, 2013 to BDO Canada LLP for preparation of

Borrower’s 2013 financial statement;

(iii) $349,000, on account of fees, disbursements and tax, prior to November 28, 2013 on account of the Lender’s legal costs in relation to the Credit Agreement and transactions contemplated thereby.

ARTICLE 6

ADDITIONAL COVENANTS

6.1      Without restricting the generality or enforceability of any of the other covenants herein contained, the Borrower agrees that it will cause to promptly remove the six barns presently located on the Lands at its risk and cost, for a total cost not to exceed $50,000.00, so that the REC Project, and  in particular, the construction of storm water drainage and racetrack are not being interfered with.

ARTICLE 7

GENERAL

7.1      This Amendment shall be read and construed along with and for all purposes treated as part of the Credit Agreement and for such purposes and so far as may be necessary to effectuate the intent of these presents, the Credit Agreement shall be regarded as being hereby amended. With the exception of the modifications to the Credit Agreement contained in this Amendment, in all other respects the provisions of the Credit Agreement shall continue to apply and are in full force and effect and continue to remain valid and binding obligations on the part of Borrower. Borrower covenants and agrees that it will promptly observe, perform, and fulfill any and all covenants, provisos and conditions contained in the Credit Agreement, as amended hereby, as fully and effectually and to all intents and purposes as if the same were incorporated herein.

7.2      This Amendment shall not create any merger or novation or alter or prejudice the rights of the Lender contained in the Credit Agreement, as amended hereby, as regards any Security or otherwise, all  of which rights are hereby expressly reserved. The recitals and schedules attached hereto are included in and form an integral part of this Amendment.

7.3      The Borrower will be responsible for all costs incurred by the Lender in connection with this  Amendment  and  all  ancillary  matters.  This  Amendment  may   not  be  assigned  by   the Borrower without the prior written consent of the Lender, which consent may be unreasonably withheld.

7.4     This Amendment, the Securities and any and all other documentation delivered in conjunction herewith or therewith shall enure to the benefit of the Lender, its successors and assigns, and shall be binding upon the Borrower, and its successors and permitted assigns.

7.5This Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and such counterparts shall constitute one and the same instrument and notwithstanding the date of execution shall be deemed to bear that date as first above written. A facsimile transcribed copy of this Amendment signed by any party in counterpart, shall be deemed to be and shall constitute a properly executed, delivered  and binding document of the parties so signing, notwithstanding the actual date of execution. Each of the parties further agree promptly to return an original, duly executed counterpart of this Amendment following the delivery  of the facsimile transcribed copy thereof, as herein provided for.

7.6      Each of the parties acknowledge that if any of the Securities contemplated hereby have been executed and delivered by any party prior to execution of this Amendment, such Securities so executed and delivered shall remain in full force and effect as collateral in accordance with the terms hereof.

The remainder of this page has been intentionally left blank.

IN WITNESS WHEREOF the duly authorized agent or signatory of the Lender has executed this Amendment to Credit Agreement, and the Borrower has executed this Amendment to Credit Agreement attested by its proper officers in that behalf, all as of the 29th day of  November, 2013, to be effective as of the day and year first above mentioned.

CENTURY  CASINOS EUROPE GmbH (registered in Alberta under the assumed name, Century Casinos Europe LLC)

Per:   /s/ Andreas Terler

UNITED HORSEMEN OF ALBERTA INC.

Per:    /s/ Darcy Marler

SCHEDULE  "A-1" DEVELOPMENT SCHEDULE

The Borrower shall:

•Obtain subdivision and consolidation approval, issuance of consolidated certificates of title, an approved and non-appealable development permit for the REC Project all on terms satisfactory to each of the Borrower and the Lender by February 28, 2014;

•Obtain a full set of architectural drawings and engineering drawings for the REC Project sufficient to proceed with construction tendering by January 24, 2014;

•Obtain release from applicable governmental authorities of all building permits for the

REC Project by February 28, 2014;

•Issue a request for tenders for the REC Project by January 31, 2014;

•Select successful tender for construction of the REC Project by March 31, 2014;

•Enter into construction contract with selected contractor, for construction of the REC Project by April 30, 2014;

•Obtain Substantial Completion (as that term is defined in the Ground Lease) of the REC Project by December 30, 2014, or such later date as the Borrower may elect to extend such date in compliance with the Ground Lease; and

•Achieve Full Operation of the REC Project by December 30, 2014, or such later date as the Borrower may elect to extend such date in compliance with the Ground Lease.

SCHEDULE "F-1(a)" CONVERSION OPTION UP  TO 51%

DATE:

TO: Century Casinos Europe LLC

RE: CREDIT AGREEMENT BETWEEN UNITED HORSEMEN OF ALBERTA INC. (the “Borrower”) AND CENTURY CASINOS EUROPE GmbH, registered in Alberta as an extra-provincial corporation pursuant to the Business Corporations Act (Alberta) under the assumed name, Century Casinos Europe LLC (the “Lender”) MADE October 25th,

2012, as amended (the “Credit Agreement”)

IN CONSIDERATION of  the sum of  ONE ($1.00) DOLLAR and other good and valuable consideration (the receipt and sufficiency of which the Borrower acknowledges having received), the Borrower hereby agrees as follows:

Unless otherwise defined herein, all capitalized terms shall  have the meanings ascribed thereto in the Credit Agreement.

From time to time, commencing at any time after that date which is ten (10) days after the first advance of any Loan which is made after September 30, 2013, the Lender shall have the continuous ongoing irrevocable right to exchange all or any part  of the Indebtedness to Converted Equity on the basis of $119.44 of Indebtedness for one Class “A” Common Share in the capital stock of the Borrower.

This instrument shall not entitle the Lender to convert more Indebtedness than will result in   the  Lender  holding after such conversion,   in   the  aggregate,   FIFTY   ONE  (51%)   PERCENT  of   Borrower’s   authorized   and   outstanding   Class   “A”   Common   share   capital. All shares then held by the Lender in the capital of Borrower, including those shares contemplated by Section 16.1 of the Credit Agreement, shall be included in calculating such aggregate amount. Any remaining unconverted Indebtedness shall remain a debt due to the Lender and be payable in accordance with the Credit Agreement.

The Lender may exercise its rights hereunder from time to time by delivery of written notice  to  the  Borrower   at  the  address  referred   to  in   the   Credit  Agreement.  The conversion privilege referred to herein shall be separable and transferable by the Lender to any affiliate or subsidiary of the Lender or successor to the Lender.

UNITED HORSEMEN OF ALBERTA INC.

Per: /s/ Darcy Marler

SCHEDULE "F-1(b)" CONVERSION OPTION UP TO 75%

DATE:

TO: Century Casinos Europe LLC

RE: CREDIT AGREEMENT BETWEEN UNITED HORSEMEN OF ALBERTA INC. (the “Borrower”) AND CENTURY CASINOS EUROPE GmbH, registered in Alberta as an extra-provincial corporation pursuant to the Business Corporations Act (Alberta) under the assumed name, Century Casinos Europe LLC (the “Lender”) made October 25th,

2012, as amended (the “Credit Agreement”)

IN CONSIDERATION of  the sum of  ONE ($1.00) DOLLAR and other good and valuable consideration (the receipt and sufficiency of which the Borrower acknowledges having received), the Borrower hereby agrees as follows:

Unless otherwise defined herein, all capitalized terms shall  have the meanings ascribed thereto in the Credit Agreement.

From time to time, commencing at any time after that date which is ten (10) days after the first advance of any Loan which is made after September 30, 2013, the Lender shall have the continuous ongoing irrevocable right to exchange all or any part  of the Indebtedness to Converted Equity on the basis of $119.44 of Indebtedness for one Class “A” Common Share in the capital stock of the Borrower.

This instrument shall not entitle the Lender to convert more Indebtedness than will result in the Lender holding after such conversion, in the aggregate, SEVENTY FIVE (75%) PERCENT  of the Borrower’s authorized and outstanding Class “A” Common share capital. All shares then held by the Lender in the capital of Borrower, including those shares contemplated by section 16.1 of the Credit Agreement, shall be included in calculating such aggregate amount. Any remaining unconverted Indebtedness shall remain a debt due to the Lender and be payable in accordance with the Credit Agreement.

The Lender may exercise its rights hereunder from time to time by delivery of written notice  to  the  Borrower   at  the  address  referred   to  in   the   Credit  Agreement.  The conversion privilege referred to herein shall be separable and transferable by the Lender to any affiliate or subsidiary of the Lender or successor to the Lender.

UNITED HORSEMEN OF ALBERTA INC.

Per: /s/ Darcy Marler

SCHEDULE "G" SUBSCRIPTION

TO:UNITED HORSEMEN OF ALBERTA INC. (the "Corporation")

And To:           The Board of Directors thereof

The undersigned  hereby subscribes for and  agrees to take up  5,755  Class "A" Common  Shares of the Corporation, and tenders as consideration therefor, the undersigned’s obligations in respect of Loan B as set forth in section 3.1 of the Credit Agreement  made effective October 25, 2012 between the undersigned and the Corporation, as amended, and past service.

DATED the _ day of   ,   .

Century Casinos Europe LLC Per: /s/ Andreas Terler